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                     AMENDMENT NO. 2 TO AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP


          AMENDMENT NO. 2, dated as of December 22, 1993, to THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CAMDEN COGEN L.P.(this
"Amendment"), dated as of February 9, 1993, between COGEN TECHNOLOGIES CAMDEN GP
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LIMITED PARTNERSHIP, a Delaware limited partnership (the "General Partner"), and
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GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (together with its successors and assigns hereunder, "GE Capital").
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                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, the General Partner is the sole general partner and GE
Capital is the sole limited partner of Camden Cogen L.P. (the "Limited
                                                               -------
Partnership"), a limited partnership established pursuant to (a) the Amended and
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Restated Certificate of Limited Partnership of the Limited Partnership, dated as of March 24, 1988, filed with the Secretary of State of the State of Delaware on March 25, 1988, (b) the Limited Partnership Agreement, dated March 25, 1988 (as amended by the first amendment thereto, dated December 28, 1990, the second amendment thereto, dated December 31, 1990 and the third amendment thereto, dated July 26, 1991), (c) the Amended and Restated Certificate of Limited Partnership, dated as of December 31, 1990, as filed in the office of the Secretary of State of the State of Delaware on January 11, 1991, (d) the Amended and Restated Certificate of Limited Partnership, dated as of July 26, 1991, as filed in the office of the Secretary of State of the State of Delaware on July 31, 1991, (e) the Amendment to and Restatement of Limited Partnership, dated as of December 1, 1991 and (f) the Amended and Restated Agreement of Limited Partnership between the General Partner and GE Capital dated February 9, 1993
(as amended by Amendment Number 1 thereto dated as of April 1, 1993) (as amended supplemented, restated or otherwise modified from time to time, the "Partnership
                                                                     -----------
Agreement"); and
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          WHEREAS, GE Capital and the General Partner desire to amend the
Partnership Agreement in the manner hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. Definitions. Unless otherwise defined herein, all terms used herein
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which are defined in the Partnership Agreement shall have their respective meanings as therein defined.

          2. Schedules 2, 5 and 6. Schedules 2, 5 and 6 of the Partnership
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Agreement are hereby replaced by Annexes A, B and C hereto.
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                                                                               2

          3. Global Amendment to Partnership Agreement. The Partnership
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Agreement is hereby amended by deleting all references to "Tranche C Term Loan",
"Tranche C Term Loans", "Tranche C Lender" and "Tranche C Lenders" and inserting, in lieu thereof, the phrases "Tranche C Term Loan, if any,", "Tranche C Term Loans, if any", "Tranche C Lender, if any" and "Tranche C Lenders, if any" respectively.

          4. Governing Law; Counterparts. Except as or to the extent expressly
             ---------------------------
amended or waived hereby, the Partnership Agreement is hereby in all respects ratified and confirmed and remains in full force and effect. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE, and may be executed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument.
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                                                                               3

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

                                            GENERAL PARTNER:

                                            COGEN TECHNOLOGIES CAMDEN GP LIMITED
                                            PARTNERSHIP

                                            By: Cogen Technologies Camden,
                                                     Inc., its general partner

                                            By: [SIGNATURE APPEARS HERE]
                                                ------------------------------
                                                Title:

                                            LIMITED PARTNER:

                                            GENERAL ELECTRIC CAPITAL CORPORATION

                                            By: [SIGNATURE APPEARS HERE]
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                                                Title: